Exhibit 99.2

Fourth Quarter and Full Year 2025 Earnings Results

Stifel Financial Corp. Quarterly Financial Supplement | Fourth Quarter and Full Year 2025 Earnings Release	Page 1 of 19

Consolidated Financial Highlights
	Three Months Ended					Year Ended
(Unaudited, 000s, except per share information)	12/31/2025	12/31/2024	% Change	9/30/2025	% Change	12/31/2025	12/31/2024	% Change
Net revenues	$1,560,579	$1,364,682	14.4%	$1,429,396	9.2%	$5,529,730	$4,970,320	11.3%
Net income	$264,361	$244,005	8.3%	$211,371	25.1%	$683,779	$731,379	(6.5%)
Preferred dividends	9,320	9,320	0.0%	9,320	0.0%	37,281	37,281	0.0%

Net income available to common shareholders	$255,041	$234,685	8.7%	$202,051	26.2%	$646,498	$694,098	(6.9%)
Earnings per diluted common share	$2.39	$2.18	9.6%	$1.92	24.5%	$6.21	$6.59	(5.8%)
Earnings per diluted common share available to common shareholders	$2.31	$2.09	10.5%	$1.84	25.5%	$5.87	$6.25	(6.1%)
Non-GAAP financial summary (1):
Net revenues	$1,560,593	$1,364,721	14.4%	$1,429,398	9.2%	$5,529,824	$4,971,051	11.2%
Net income	$299,332	$259,030	15.6%	$223,739	33.8%	$781,574	$793,177	(1.5%)
Preferred dividends	9,320	9,320	0.0%	9,320	0.0%	37,281	37,281	0.0%

Net income available to common shareholders	$290,012	249,710	16.1%	214,419	35.3%	744,293	755,896	(1.5%)
Earnings per diluted common share	$2.71	$2.32	16.8%	$2.03	33.5%	$7.10	$7.15	(0.7%)
Earnings per diluted common share available to common shareholders	$2.63	$2.23	17.9%	$1.95	34.9%	$6.76	$6.81	(0.7%)

Weighted average number of common shares outstanding:
Basic	102,787	103,856	(1.0%)	103,119	(0.3%)	103,497	104,066	(0.5%)
Diluted	110,344	112,089	(1.6%)	110,058	0.3%	110,052	110,975	(0.8%)
Period end common shares outstanding	101,664	102,171	(0.5%)	101,948	(0.3%)	101,664	102,171	(0.5%)
Cash dividends declared per common share	$0.46	$0.42	9.5%	$0.46	0.0%	$1.84	$1.68	9.5%

Stifel Financial Corp. Quarterly Financial Supplement | Fourth Quarter and Full Year 2025 Earnings Release	Page 2 of 19

GAAP Consolidated Results of Operations

	Three Months Ended					Year Ended
(Unaudited, 000s, except per share information)	12/31/2025	12/31/2024	% Change	9/30/2025	% Change	12/31/2025	12/31/2024	% Change
Revenues:
Commissions	$213,204	$203,786	4.6%	$206,075	3.5%	$813,618	$756,024	7.6%
Principal transactions	153,198	174,887	(12.4%)	177,876	(13.9%)	645,337	604,564	6.7%

Transactional revenues	366,402	378,673	(3.2%)	383,951	(4.6%)	1,458,955	1,360,588	7.2%
Capital raising	177,868	114,507	55.3%	144,213	23.3%	528,708	417,399	26.7%
Advisory	277,988	189,912	46.4%	179,270	55.1%	722,033	577,432	25.0%

Investment banking	455,856	304,419	49.7%	323,483	40.9%	1,250,741	994,831	25.7%
Asset management	455,797	405,825	12.3%	431,399	5.7%	1,700,345	1,536,674	10.7%
Other income	5,424	3,294	64.7%	14,228	(61.9%)	33,923	43,129	(21.3%)

Operating revenues	1,283,479	1,092,211	17.5%	1,153,061	11.3%	4,443,964	3,935,222	12.9%
Interest revenue	469,377	500,661	(6.2%)	481,504	(2.5%)	1,903,569	2,016,464	(5.6%)

Total revenues	1,752,856	1,592,872	10.0%	1,634,565	7.2%	6,347,533	5,951,686	6.7%
Interest expense	192,277	228,190	(15.7%)	205,169	(6.3%)	817,803	981,366	(16.7%)

Net revenues	1,560,579	1,364,682	14.4%	1,429,396	9.2%	5,529,730	4,970,320	11.3%

Non-interest expenses:
Compensation and benefits	925,154	795,750	16.3%	839,820	10.2%	3,272,130	2,916,229	12.2%
Occupancy and equipment rental	100,242	94,213	6.4%	95,601	4.9%	382,287	362,402	5.5%
Communication and office supplies	50,061	49,965	0.2%	48,893	2.4%	196,314	194,382	1.0%
Commissions and floor brokerage	16,417	16,434	(0.1%)	15,807	3.9%	66,176	62,823	5.3%
Provision for credit losses	9,740	11,893	(18.1%)	8,316	17.1%	38,404	25,402	51.2%
Investment banking expenses	18,685	8,822	111.8%	17,088	9.3%	53,309	38,801	37.4%
Other operating expenses	132,371	121,404	9.0%	117,825	12.3%	649,971	441,837	47.1%

Total non-interest expenses	1,252,670	1,098,481	14.0%	1,143,350	9.6%	4,658,591	4,041,876	15.3%
Income before income taxes	307,909	266,201	15.7%	286,046	7.6%	871,139	928,444	(6.2%)
Provision for income taxes	43,548	22,196	96.2%	74,675	(41.7%)	187,360	197,065	(4.9%)

Net income	264,361	244,005	8.3%	211,371	25.1%	683,779	731,379	(6.5%)
Preferred dividends	9,320	9,320	0.0%	9,320	0.0%	37,281	37,281	0.0%

Net income available to common shareholders	$255,041	$234,685	8.7%	$202,051	26.2%	$646,498	$694,098	(6.9%)

Earnings per common share:
Basic	$2.48	$2.26	9.7%	$1.96	26.5%	$6.25	$6.67	(6.3%)
Diluted	$2.31	$2.09	10.5%	$1.84	25.5%	$5.87	$6.25	(6.1%)
Weighted average number of common shares outstanding:
Basic	102,787	103,856	(1.0%)	103,119	(0.3%)	103,497	104,066	(0.5%)
Diluted	110,344	112,089	(1.6%)	110,058	0.3%	110,052	110,975	(0.8%)
Cash dividends declared per common share	$0.46	$0.42	9.5%	$0.46	0.0%	$1.84	$1.68	9.5%

Stifel Financial Corp. Quarterly Financial Supplement | Fourth Quarter and Full Year 2025 Earnings Release	Page 3 of 19

Non-GAAP Condensed Consolidated Results of Operations (1)

	Three Months Ended					Year Ended
(Unaudited, 000s, except per share information)	12/31/2025	12/31/2024	% Change	9/30/2025	% Change	12/31/2025	12/31/2024	% Change

Non-GAAP net revenues	$1,560,593	$1,364,721	14.4%	$1,429,398	9.2%	$5,529,824	$4,971,051	11.2%
Non-GAAP non-interest expenses:
Non-GAAP compensation and benefits	905,144	791,539	14.4%	829,051	9.2%	3,207,308	2,883,398	11.2%
Non-GAAP non-compensation operating expenses	306,808	290,591	5.6%	297,558	3.1%	1,333,824	1,087,672	22.6%

Total non-GAAP non-interest expenses	1,211,952	1,082,130	12.0%	1,126,609	7.6%	4,541,132	3,971,070	14.4%
Non-GAAP income before income taxes	348,641	282,591	23.4%	302,789	15.1%	988,692	999,981	(1.1%)
Non-GAAP provision for income taxes	49,309	23,561	109.3%	79,050	(37.6%)	207,118	206,804	0.2%

Non-GAAP net income	299,332	259,030	15.6%	223,739	33.8%	781,574	793,177	(1.5%)
Preferred dividends	9,320	9,320	0.0%	9,320	0.0%	37,281	37,281	0.0%

Non-GAAP net income available to common shareholders	$290,012	$249,710	16.1%	$214,419	35.3%	$744,293	$755,896	(1.5%)

Non-GAAP earnings per common share:
Basic	$2.82	$2.40	17.5%	$2.08	35.6%	$7.19	$7.26	(1.0%)
Diluted	$2.63	$2.23	17.9%	$1.95	34.9%	$6.76	$6.81	(0.7%)
Weighted average number of common shares outstanding:
Basic	102,787	103,856	(1.0%)	103,119	(0.3%)	103,497	104,066	(0.5%)
Diluted	110,344	112,089	(1.6%)	110,058	0.3%	110,052	110,975	(0.8%)
Cash dividends declared per common share	$0.46	$0.42	9.5%	$0.46	0.0%	$1.84	$1.68	9.5%

Stifel Financial Corp. Quarterly Financial Supplement | Fourth Quarter and Full Year 2025 Earnings Release	Page 4 of 19

Consolidated Financial Summary

	Three Months Ended					Year Ended
(Unaudited, 000s)	12/31/2025	12/31/2024	% Change	9/30/2025	% Change	12/31/2025	12/31/2024	% Change

Net revenues:
Global Wealth Management	$933,150	$865,209	7.9%	$907,440	2.8%	$3,536,780	$3,283,960	7.7%
Institutional Group	609,703	478,335	27.5%	500,435	21.8%	1,914,846	1,592,833	20.2%
Other	17,726	21,138	(16.1%)	21,521	(17.6%)	78,104	93,527	(16.5%)

Total net revenues	$1,560,579	$1,364,682	14.4%	$1,429,396	9.2%	$5,529,730	$4,970,320	11.3%
Operating expenses:
Global Wealth Management	$603,077	$548,891	9.9%	$564,790	6.8%	$2,431,596	$2,076,018	17.1%
Institutional Group	458,026	382,654	19.7%	411,144	11.4%	1,585,407	1,369,433	15.8%
Other	191,567	166,936	14.8%	167,416	14.4%	641,588	596,425	7.6%

Total operating expenses	$1,252,670	$1,098,481	14.0%	$1,143,350	9.6%	$4,658,591	$4,041,876	15.3%
Operating contribution:
Global Wealth Management	$330,073	$316,318	4.3%	$342,650	(3.7%)	$1,105,184	$1,207,942	(8.5%)
Institutional Group	151,677	95,681	58.5%	89,291	69.9%	329,439	223,400	47.5%
Other	(173,841)	(145,798)	19.2%	(145,895)	19.2%	(563,484)	(502,898)	12.0%

Income before income taxes	$307,909	$266,201	15.7%	$286,046	7.6%	$871,139	$928,444	(6.2%)
Financial ratios:
Compensation and benefits	59.3%	58.3%	100	58.8%	50	59.2%	58.7%	50
Non-compensation operating expenses	21.0%	22.2%	(120)	21.2%	(20)	25.0%	22.6%	240
Income before income taxes	19.7%	19.5%	20	20.0%	(30)	15.8%	18.7%	(290)
Effective tax rate	14.1%	8.3%	580	26.1%	(1,200)	21.5%	21.2%	30

Stifel Financial Corp. Quarterly Financial Supplement | Fourth Quarter and Full Year 2025 Earnings Release	Page 5 of 19

Consolidated Financial Information and Metrics

	As of and for the Three Months Ended
(Unaudited, 000s, except per share data)	12/31/2025	12/31/2024	% Change	9/30/2025	% Change
Financial Information:
Total assets	$41,270,782	$39,895,540	3.4%	$41,687,360	(1.0%)
Total shareholders’ equity	$5,977,317	$5,686,770	5.1%	$5,756,135	3.8%
Total common equity	$5,292,317	$5,001,770	5.8%	$5,071,135	4.4%
Goodwill and intangible assets	$(1,571,903)	$(1,508,792)	4.2%	$(1,592,723)	(1.3%)
DTL on goodwill and intangible assets	$92,224	$81,569	13.1%	$89,186	3.4%

Tangible common equity	$3,812,638	$3,574,547	6.7%	$3,567,598	6.9%
Preferred equity	$685,000	$685,000	0.0%	$685,000	0.0%
Financial Metrics:
Book value per common share (2)	$52.06	$48.95	6.4%	$49.74	4.7%
Tangible book value per common share (2)	$37.50	$34.99	7.2%	$34.99	7.2%
Return on common equity (3)	19.5%	18.9%		16.1%
Adjusted return on common equity (1)(3)	22.2%	20.1%		17.0%
Return on tangible common equity (4)	27.3%	26.6%		22.9%
Adjusted return on tangible common equity (1)(4)	31.1%	28.3%		24.3%
Pre-tax margin on net revenues	19.7%	19.5%		20.0%
Non-GAAP pre-tax margin on net revenues (1)	22.3%	20.7%		21.2%
Effective tax rate	14.1%	8.3%		26.1%
Non-GAAP effective tax rate (1)	14.1%	8.3%		26.1%

Stifel Financial Corp. Quarterly Financial Supplement | Fourth Quarter and Full Year 2025 Earnings Release	Page 6 of 19

Regulatory Capital (5)

(Unaudited, 000s)	12/31/2025	12/31/2024	% Change	9/30/2025	% Change
SF Regulatory Capital:
Common equity tier 1 capital	$3,818,450	$3,645,786	4.7%	$3,582,042	6.6%
Tier 1 capital	$4,503,450	$4,330,786	4.0%	$4,267,042	5.5%
Risk-weighted assets	$24,602,985	$23,741,574	3.6%	$24,235,136	1.5%
Common equity tier 1 capital ratio	15.5%	15.4%		14.8%
Tier 1 risk based capital ratio	18.3%	18.2%		17.6%
Tier 1 leverage capital ratio	11.4%	11.4%		11.1%
Stifel Bank & Trust Regulatory Capital:
Common equity tier 1 capital	$1,328,265	$1,366,711	(2.8%)	$1,323,323	0.4%
Tier 1 capital	$1,328,265	$1,366,711	(2.8%)	$1,323,323	0.4%
Risk-weighted assets	$11,876,471	$12,334,731	(3.7%)	$11,934,243	(0.5%)
Common equity tier 1 capital ratio	11.2%	11.1%		11.1%
Tier 1 risk based capital ratio	11.2%	11.1%		11.1%
Tier 1 leverage capital ratio	7.0%	7.1%		7.1%
Stifel Bank Regulatory Capital:
Common equity tier 1 capital	$854,826	$768,652	11.2%	$827,457	3.3%
Tier 1 capital	$854,826	$768,652	11.2%	$827,457	3.3%
Risk-weighted assets	$7,221,333	$5,920,599	22.0%	$6,761,299	6.8%
Common equity tier 1 capital ratio	11.8%	13.0%		12.2%
Tier 1 risk based capital ratio	11.8%	13.0%		12.2%
Tier 1 leverage capital ratio	7.1%	7.1%		7.1%
Stifel Net Capital:
Net capital	$559,500	$449,500	24.5%	$515,800	8.5%
Excess net capital	$529,800	$425,500	24.5%	$485,100	9.2%

Stifel Financial Corp. Quarterly Financial Supplement | Fourth Quarter and Full Year 2025 Earnings Release	Page 7 of 19

Global Wealth Management - Summary Results of Operations

	Three Months Ended					Year Ended
(Unaudited, 000s)	12/31/2025	12/31/2024	% Change	9/30/2025	% Change	12/31/2025	12/31/2024	% Change
Revenues:
Commissions	$142,757	$136,805	4.4%	$141,864	0.6%	$538,650	$508,717	5.9%
Principal transactions	63,897	63,759	0.2%	61,214	4.4%	240,143	243,635	(1.4%)

Transactional revenues	206,654	200,564	3.0%	203,078	1.8%	778,793	752,352	3.5%
Asset management	455,766	405,800	12.3%	431,363	5.7%	1,700,209	1,536,296	10.7%
Net interest	261,624	254,337	2.9%	257,327	1.7%	1,018,633	967,712	5.3%
Investment banking (6)	8,334	5,198	60.3%	6,529	27.6%	26,995	21,475	25.7%
Other income	772	(690)	211.9%	9,143	(91.6%)	12,150	6,125	98.4%

Net revenues	933,150	865,209	7.9%	907,440	2.8%	3,536,780	3,283,960	7.7%
Non-interest expenses:
Compensation and benefits	468,040	419,466	11.6%	441,626	6.0%	1,752,199	1,605,148	9.2%
Non-compensation operating expenses	135,037	129,425	4.3%	123,164	9.6%	679,397	470,870	44.3%

Total non-interest expenses	603,077	548,891	9.9%	564,790	6.8%	2,431,596	2,076,018	17.1%

Income before income taxes	$330,073	$316,318	4.3%	$342,650	(3.7%)	$1,105,184	$1,207,942	(8.5%)

As a percentage of net revenues:
Compensation and benefits	50.2%	48.5%	170	48.7%	150	49.5%	48.9%	60
Non-compensation operating expenses	14.4%	14.9%	(50)	13.5%	90	19.3%	14.3%	500
Income before income taxes	35.4%	36.6%	(120)	37.8%	(240)	31.2%	36.8%	(560)

Stifel Financial Corp. Quarterly Financial Supplement | Fourth Quarter and Full Year 2025 Earnings Release	Page 8 of 19

Global Wealth Management - Statistical Information

	As of and for the Three Months Ended
(Unaudited, 000s, except financial advisors)	12/31/2025	12/31/2024	% Change	9/30/2025	% Change
Total client assets	$551,863,000	$501,402,000	10.1%	$544,010,000	1.4%
Fee-based client assets	$224,488,000	$192,705,000	16.5%	$219,178,000	2.4%
Transactional assets	$327,375,000	$308,697,000	6.1%	$324,832,000	0.8%
Secured client lending (7)	$3,702,000	$3,214,000	15.2%	$3,459,000	7.0%
Asset Management Revenue:
Private Client Group (8)	$394,031	$343,154	14.8%	$371,414	6.1%
Asset Management	41,415	39,281	5.4%	40,762	1.6%
Third-party Bank Sweep Program	4,278	8,706	(50.9%)	4,608	(7.2%)
Other (9)	16,073	14,684	9.5%	14,615	10.0%

Total asset management revenues	$455,797	$405,825	12.3%	$431,399	5.7%
Fee-based Assets (millions):
Private Client Group (8)	$196,718	$168,206	17.0%	$191,688	2.6%
Asset Management	46,708	42,110	10.9%	46,413	0.6%
Elimination (10)	(18,938)	(17,611)	7.5%	(18,923)	0.1%

Total fee-based assets	$224,488	$192,705	16.5%	$219,178	2.4%
Third-party Bank Sweep Program	$524	$1,609	(67.4%)	$526	(0.4%)
ROA (bps) (11):
Private Client Group (8)	82.2	82.3		82.5
Asset Management	35.5	37.3		35.1
Third-party Bank Sweep Program	383.7	398.4		384.3

Stifel Financial Corp. Quarterly Financial Supplement | Fourth Quarter and Full Year 2025 Earnings Release	Page 9 of 19

Global Wealth Management - Statistical Information (Cont.)

	As of and for the Three Months Ended
(Unaudited, millions)	12/31/2025	12/31/2024	% Change	9/30/2025	% Change
Stifel Bancorp Deposits:
Smart Rate Deposits	$14,654	$17,115	(14.4%)	$14,907	(1.7%)
Sweep Deposits	10,969	9,950	10.2%	10,529	4.2%
Direct Wealth Management Deposits at Stifel Bancorp	66	328	(79.9%)	428	(84.6%)

Total Stifel Bancorp Wealth Management Deposits	25,689	27,393	(6.2%)	25,864	(0.7%)
Other Bank Deposits	4,063	1,709	137.7%	4,274	(4.9%)

Total Stifel Bancorp Deposits	$29,752	$29,102	2.2%	$30,138	(1.3%)

Short-term Treasuries (12)	$6,741	$7,753	(13.1%)	$7,148	(5.7%)
Third-party Commercial Treasury Deposits (13)	$5,199	$3,199	62.5%	$3,513	48.0%
Wealth Management Cash:
Stifel Bancorp Wealth Management Deposits	$25,689	$27,393	(6.2%)	$25,864	(0.7%)
Third-party Bank Sweep Program (13)	524	1,609	(67.4%)	526	(0.4%)
Third-party Treasury (13)	199	198	0.5%	—	nm
Other Sweep Cash	486	355	36.9%	415	17.1%
Money Market Mutual Funds	16,984	12,606	34.7%	15,538	9.3%

Total Wealth Management Cash	$43,882	$42,161	4.1%	$42,343	3.6%

Client money market and insured product (14)	$26,633	$29,029	(8.3%)	$26,377	1.0%
Third-party Deposits Available to Stifel Bancorp (13)	$5,922	$5,006	18.3%	$4,039	46.6%

Stifel Financial Corp. Quarterly Financial Supplement | Fourth Quarter and Full Year 2025 Earnings Release	Page 10 of 19

Institutional Group - Summary Results of Operations

	Three Months Ended					Year Ended
(Unaudited, 000s)	12/31/2025	12/31/2024	% Change	9/30/2025	% Change	12/31/2025	12/31/2024	% Change
Revenues:
Commissions	$70,447	$66,981	5.2%	$64,211	9.7%	$274,968	$247,307	11.2%
Principal transactions	89,301	111,128	(19.6%)	116,662	(23.5%)	405,194	360,929	12.3%

Transactional revenues	159,748	178,109	(10.3%)	180,873	(11.7%)	680,162	608,236	11.8%
Capital raising	170,915	109,309	56.4%	137,684	24.1%	503,094	395,924	27.1%
Advisory	276,607	189,912	45.7%	179,270	54.3%	720,652	577,432	24.8%

Investment banking	447,522	299,221	49.6%	316,954	41.2%	1,223,746	973,356	25.7%
Other income (15)	2,433	1,005	142.1%	2,608	(6.7%)	10,938	11,241	(2.7%)

Net revenues	609,703	478,335	27.5%	500,435	21.8%	1,914,846	1,592,833	20.2%
Non-interest expenses:
Compensation and benefits	346,507	280,261	23.6%	297,106	16.6%	1,153,895	959,602	20.2%
Non-compensation operating expenses	111,519	102,393	8.9%	114,038	(2.2%)	431,512	409,831	5.3%

Total non-interest expenses	458,026	382,654	19.7%	411,144	11.4%	1,585,407	1,369,433	15.8%

Income before income taxes	$151,677	$95,681	58.5%	$89,291	69.9%	$329,439	$223,400	47.5%

As a percentage of net revenues:
Compensation and benefits	56.8%	58.6%	(180)	59.4%	(260)	60.3%	60.2%	10
Non-compensation operating expenses	18.3%	21.4%	(310)	22.8%	(450)	22.5%	25.8%	(330)
Income before income taxes	24.9%	20.0%	490	17.8%	710	17.2%	14.0%	320

Stifel Financial Corp. Quarterly Financial Supplement | Fourth Quarter and Full Year 2025 Earnings Release	Page 11 of 19

Stifel Bancorp - Financial Information and Credit Metrics

(Unaudited, 000s)	12/31/2025	12/31/2024	% Change	9/30/2025	% Change
Stifel Bancorp Financial Information:
Total assets	$32,253,991	$31,378,704	2.8%	$32,615,017	(1.1%)
Total shareholder’s equity	$2,244,781	$2,134,900	5.1%	$2,210,850	1.5%
Total loans, net (includes loans held for sale)	$22,427,456	$21,310,776	5.2%	$21,634,690	3.7%
Residential real estate	9,254,939	8,565,193	8.1%	9,085,945	1.9%
Commercial and industrial	4,135,091	4,062,029	1.8%	3,760,005	10.0%
Fund banking	4,096,649	3,854,222	6.3%	3,881,895	5.5%
Securities-based loans	2,672,431	2,389,593	11.8%	2,565,897	4.2%
Construction and land	1,214,450	1,242,002	(2.2%)	1,166,895	4.1%
Commercial real estate	423,474	518,923	(18.4%)	437,570	(3.2%)
Other	269,729	247,783	8.9%	278,934	(3.3%)
Loans held for sale	502,199	578,980	(13.3%)	595,517	(15.7%)
Investment securities	$8,142,395	$8,108,877	0.4%	$8,146,439	(0.0%)
Available-for-sale securities, at fair value	1,593,390	1,584,598	0.6%	1,688,636	(5.6%)
Held-to-maturity securities, at amortized cost	6,549,005	6,524,279	0.4%	6,457,803	1.4%
Unrealized losses on available-for-sale securities	(105,199)	(170,111)	(38.2%)	(113,421)	(7.2%)
Total deposits	$29,752,063	$29,102,227	2.2%	$30,137,748	(1.3%)
Demand deposits (interest-bearing)	28,931,314	28,580,415	1.2%	29,277,379	(1.2%)
Demand deposits (non-interest-bearing)	339,494	318,229	6.7%	456,021	(25.6%)
Certificates of deposit	481,255	203,583	136.4%	404,348	19.0%

Credit Metrics:
Allowance for credit losses	$160,911	$170,044	(5.4%)	$164,206	(2.0%)
Allowance as a percentage of retained loans	0.73%	0.81%		0.78%
Net charge-offs as a percentage of average loans	0.06%	0.02%		0.05%
Total nonperforming assets	$125,159	$160,901	(22.2%)	$159,073	(21.3%)
Nonperforming assets as a percentage of total assets	0.39%	0.51%		0.49%

Stifel Financial Corp. Quarterly Financial Supplement | Fourth Quarter and Full Year 2025 Earnings Release	Page 12 of 19

Stifel Bancorp - Loan and Investment Portfolio

(Unaudited, millions)	12/31/2025	% of Total Portfolio
Loan Portfolio			Commercial Portfolio by Major Sector
Residential real estate	$9,255	33%	Financials	$1,105	27%
Securities-based loans	2,672	10%	Industrials	851	21%
Home equity lines of credit and other	270	1%	Information technology	574	14%

Total consumer	12,197	44%	Consumer discretionary	366	9%

Commercial and industrial	4,135	15%	REITs	256	6%
Fund banking	4,097	15%	Materials	238	6%
Construction and land	1,215	4%	Communication services	222	5%
Commercial real estate	423	2%	Healthcare	209	5%

Total commercial	9,870	36%	Hotel, leisure, restaurants	208	5%

Total loan portfolio	22,067	80%	Consumer staples	106	3%

Unfunded commitments	5,416	20%

Total	$27,483	100%

			CLO by Major Sector
			High tech industries	$695	11%
Investment Portfolio			Banking, finance, insurance, & real estate	682	10%
CLO	$6,514	79%	Services: business	640	10%
Agency MBS	1,184	14%	Healthcare & pharmaceuticals	594	9%
Corporate bonds	400	5%	Hotel, gaming, & leisure	336	5%
SBA	78	1%	Construction & building	274	4%
Student loan ARS	67	1%	Beverage, food, & tobacco	238	4%
CMBS	2	0%	Chemicals, plastics, & rubber	231	4%
Other	3	0%	Services: consumer	230	4%

Total Portfolio	$8,248	100%	Capital equipment	229	4%

Stifel Financial Corp. Quarterly Financial Supplement | Fourth Quarter and Full Year 2025 Earnings Release	Page 13 of 19

Loans and Lending Commitments - Allowance for Credit Losses

	December 31, 2025
	Loans and Lending
(Unaudited, 000s)	Commitments	ACL	ACL%	Q4 Provision
Residential real estate	$9,254,939	$11,264	0.12%	$(1,245)
Commercial and industrial	4,135,091	92,612	2.24%	19,820
Fund banking	4,096,649	8,193	0.20%	(2,623)
Securities-based loans	2,672,431	3,254	0.12%	73
Construction and land	1,214,450	10,567	0.87%	(1,657)
Commercial real estate	423,474	5,650	1.33%	(2,953)
Other	269,729	705	0.26%	(158)

Loans held for investment, gross	22,066,763	132,245	0.60%	11,257
Loans held for sale	502,199

Total loans, gross	22,568,962
Lending commitments	5,416,365	28,666	0.53%	(1,517)

Loans and lending commitments	$27,985,327	$160,911		$9,740

Stifel Financial Corp. Quarterly Financial Supplement | Fourth Quarter and Full Year 2025 Earnings Release	Page 14 of 19

Consolidated Net Interest Income

	Three Months Ended
	December 31, 2025			December 31, 2024			September 30, 2025
(Unaudited, millions)	Average balance	Interest income/expense	Average interest rate	Average balance	Interest income/expense	Average interest rate	Average balance	Interest income/expense	Average interest rate
Interest-earning assets:
Cash and federal funds sold	$2,341.6	$23.0	3.92%	$2,892.8	$35.3	4.88%	$2,236.3	$24.1	4.31%
Financial instruments owned	1,435.4	8.8	2.46%	1,238.5	6.8	2.19%	1,345.1	8.3	2.47%
Margin balances	943.1	15.6	6.61%	724.1	13.3	7.34%	856.8	15.5	7.24%
Investments:
Asset-backed securities	6,580.0	95.3	5.79%	6,620.1	111.7	6.75%	6,433.7	98.8	6.14%
Mortgage-backed securities	1,223.5	10.6	3.47%	1,079.7	7.9	2.94%	1,089.4	8.9	3.26%
Corporate fixed income securities	406.7	2.8	2.76%	517.9	3.6	2.70%	446.8	3.0	2.68%
Other	4.8	—	2.55%	4.7	—	2.55%	4.7	—	2.55%

Total investments	8,215.0	108.7	5.29%	8,222.4	123.2	5.99%	7,974.6	110.7	5.55%
Loans:
Residential real estate	9,158.9	92.8	4.05%	8,483.8	77.7	3.67%	8,988.7	88.5	3.94%
Commercial and industrial	4,005.6	66.2	6.62%	3,977.0	80.4	8.09%	3,786.8	71.4	7.55%
Fund banking	3,899.8	64.4	6.60%	3,606.1	67.9	7.53%	3,967.0	70.0	7.06%
Securities-based loans	2,620.4	38.4	5.86%	2,320.4	38.1	6.57%	2,538.5	39.5	6.23%
Commercial real estate	423.5	8.3	7.88%	551.1	10.1	7.30%	436.4	8.8	8.10%
Construction and land	1,209.0	21.7	7.17%	1,260.1	24.3	7.73%	1,195.2	23.1	7.74%
Loans held for sale	416.4	7.4	7.12%	499.4	10.4	8.30%	488.8	10.5	8.56%
Other	261.0	4.4	6.77%	237.6	4.4	7.33%	258.2	4.7	7.20%

Total loans	21,994.6	303.6	5.52%	20,935.5	313.3	5.99%	21,659.6	316.5	5.85%
Other interest-bearing assets	1,154.3	9.7	3.35%	909.7	8.8	3.89%	908.0	6.4	2.80%

Total interest-bearing assets/ interest income	36,084.0	469.4	5.20%	34,923.0	500.7	5.73%	34,980.4	481.5	5.51%
Interest-bearing liabilities:
Senior notes	617.3	7.1	4.62%	616.5	7.1	4.64%	617.1	7.1	4.62%
Deposits	29,007.5	169.7	2.34%	28,535.1	208.4	2.92%	28,445.5	188.0	2.64%
Other interest-bearing liabilities	1,702.4	15.5	3.64%	1,328.9	12.7	3.81%	1,620.2	10.1	2.48%

Total interest-bearing liabilities/ interest expense	$31,327.2	192.3	2.46%	$30,480.5	228.2	2.99%	$30,682.8	205.2	2.67%

Net interest income/margin		$277.1	3.07%		$272.5	3.12%		$276.3	3.16%

Stifel Financial Corp. Quarterly Financial Supplement | Fourth Quarter and Full Year 2025 Earnings Release	Page 15 of 19

Stifel Bancorp Net Interest Income

	Three Months Ended
	December 31, 2025			December 31, 2024			September 30, 2025
(Unaudited, millions)	Average balance	Interest income/expense	Average interest rate	Average balance	Interest income/expense	Average interest rate	Average balance	Interest income/expense	Average interest rate
Interest-earning assets:
Cash and federal funds sold	$1,293.5	$13.7	4.22%	$1,870.0	$24.1	5.16%	$1,302.5	$15.4	4.72%
Investments	8,215.0	108.7	5.29%	8,222.4	123.2	5.99%	7,974.6	110.7	5.55%
Loans	21,994.6	303.6	5.52%	20,935.5	313.3	5.99%	21,659.6	316.5	5.85%
Other interest-bearing assets	66.4	0.8	4.99%	66.5	0.9	5.11%	66.3	0.9	5.20%

Total interest-bearing assets/ interest income	$31,569.5	$426.8	5.41%	$31,094.4	$461.5	5.94%	$31,003.0	$443.5	5.72%
Interest-bearing liabilities:
Deposits	$29,007.5	$169.7	2.34%	$28,535.1	$208.4	2.92%	$28,445.5	$188.0	2.64%
Other interest-bearing liabilities	139.9	1.9	5.67%	92.3	1.5	6.67%	142.1	1.9	5.37%

Total interest-bearing liabilities/ interest expense	$29,147.4	171.6	2.36%	$28,627.4	209.9	2.93%	$28,587.6	189.9	2.66%

Net interest income/margin		$255.2	3.23%		$251.6	3.24%		$253.6	3.27%

Stifel Financial Corp. Quarterly Financial Supplement | Fourth Quarter and Full Year 2025 Earnings Release	Page 16 of 19

GAAP to Core Reconciliation

	Three Months Ended					Year Ended
(Unaudited, 000s)	12/31/2025	12/31/2024	Change	9/30/2025	Change	12/31/2025	12/31/2024	Change
GAAP net revenues	$1,560,579	$1,364,682		$1,429,396		$5,529,730	$4,970,320
Non-GAAP adjustments	14	39		2		94	731

Non-GAAP net revenues	1,560,593	1,364,721		1,429,398		5,529,824	4,971,051

GAAP compensation and benefits expense	925,154	795,750		839,820		3,272,130	2,916,229
Merger-related (16)	(3,485)	(4,641)		(6,704)		(17,191)	(22,039)
Restructuring and severance (17)	(16,525)	430		(4,065)		(47,631)	(10,792)

Total non-GAAP adjustments	(20,010)	(4,211)		(10,769)		(64,822)	(32,831)

Non-GAAP compensation and benefits expense	905,144	791,539		829,051		3,207,308	2,883,398

GAAP non-compensation operating expenses	327,516	302,731		303,530		1,386,461	1,125,647
Merger-related (16)	(20,708)	(12,140)		(5,972)		(52,637)	(37,975)

Non-GAAP non-compensation operating expenses	306,808	290,591		297,558		1,333,824	1,087,672

Total adjustments	(40,732)	(16,390)		(16,743)		(117,553)	(71,537)

GAAP provision for income taxes	43,548	22,196		74,675		187,360	197,065
Merger-related and other (18)	5,761	1,365		4,375		19,758	9,739

Non-GAAP provision for income taxes	49,309	23,561		79,050		207,118	206,804

Financial ratios:
Compensation and benefits	58.0%	58.0%	—	58.0%	—	58.0%	58.0%	—
Non-compensation operating expenses	19.7%	21.3%	(160)	20.8%	(110)	24.1%	21.9%	220
Income before income taxes	22.3%	20.7%	160	21.2%	110	17.9%	20.1%	(220)
Effective tax rate	14.1%	8.3%	580	26.1%	(1,200)	20.9%	20.7%	20

Stifel Financial Corp. Quarterly Financial Supplement | Fourth Quarter and Full Year 2025 Earnings Release	Page 17 of 19

Footnotes

(1)	Please refer to the GAAP to Core Reconciliation for a reconciliation of the Company’s GAAP results to these non-GAAP measures.

(2)

Book value per common share represents shareholders’ equity (excluding preferred stock) divided by period end common shares outstanding. Tangible book value per common share, a non-GAAP financial measure, represents tangible common shareholders’ equity (defined below) divided by period end common shares outstanding.

(3)

Return on average common equity (“ROCE”), a non-GAAP financial measure, is calculated by dividing full year or annualized net income applicable to common shareholders by average common shareholders’ equity or, in the case of adjusted ROCE, calculated by dividing full year or annualized non-GAAP net income applicable to commons shareholders by average common shareholders’ equity.

(4)

Return on average tangible common equity (“ROTCE”), a non-GAAP financial measure, is calculated by dividing full year or annualized net income applicable to common shareholders by average tangible common equity or, in the case of adjusted ROTCE, calculated by dividing full year or annualized non-GAAP net income applicable to common shareholders by average tangible common equity. Tangible common equity, also a non-GAAP financial measure, equals total common shareholders’ equity less goodwill and identifiable intangible assets and the deferred taxes on goodwill and intangible assets. Average deferred taxes on goodwill and intangible assets was $90.7 million, $80.3 million, and $87.2 million, as of December 31, 2025 and 2024, and September 30, 2025, respectively.

(5)	Regulatory capital amounts and ratios are estimates as of the date of the Company’s earnings release, January 28, 2026.

(6)	Includes capital raising and advisory revenues.
(7)	Includes client margin balances held by the Company’s broker-dealer subsidiaries and securities-based loans held at the Company’s bank subsidiaries.

(8)	Includes Private Client Group and Trust Business.
(9)	Includes fund networking fees, retirement fees, transaction/handling fees, and ACAT fees.

(10)	Asset management assets managed in Private Client Group or Trust accounts.
(11)	Return on assets (ROA) is calculated based on prior period-end balances for Private Client Group, period-end balances for Asset Management, and average daily balances for Individual Program Banks.

(12)	Represents client assets in Treasury Securities with maturities of 52 weeks or less.
(13)	The Company sweeps certain commercial treasury deposits to third-party banks, which can be brought back on balance sheet to support liquidity needs.

(14)	Includes Smart Rate Deposits, Sweep Deposits, Third-party Bank Sweep Program, and Other Sweep Cash.
(15)	Includes net interest, asset management, and other income.

(16)

Primarily related to charges attributable to integration-related activities, signing bonuses, amortization of restricted stock awards, debentures, and promissory notes issued as retention, additional earn-out expense, and amortization of intangible assets acquired. These costs were directly related to acquisitions of certain businesses and are not representative of the costs of running the Company’s on-going business.

(17)	The Company recorded severance costs associated with workforce reductions in certain of its foreign subsidiaries.

(18)	Primarily represents the Company’s effective tax rate for the period applied to the non-GAAP adjustments.

Stifel Financial Corp. Quarterly Financial Supplement | Fourth Quarter and Full Year 2025 Earnings Release	Page 18 of 19

Disclaimer and Legal

Notice

Forward-Looking Statements

This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks, assumptions, and uncertainties, including statements relating to the market opportunity and future business prospects of Stifel Financial Corp., as well as Stifel, Nicolaus & Company, Incorporated and its subsidiaries (collectively, “SF” or the “Company”). These statements can be identified by the use of the words “may,” “will,” “should,” “could,” “would,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” and similar expressions.

All statements not dealing with historical results are forward-looking and are based on various assumptions. The forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. For information about the risks and important factors that could affect the Company’s future results, financial condition and liquidity, see “Risk Factors” in Part I of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024. Forward-looking statements speak only as to the date they are made. The Company disclaims any intent or obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

Use of Non-GAAP Financial Measures

The Company prepares its Consolidated Financial Statements using accounting principles generally accepted in the United States (U.S. GAAP). The Company may disclose certain “non-GAAP financial measures” in the course of its earnings releases, earnings conference calls, financial presentations and otherwise. The Securities and Exchange Commission defines a “non-GAAP financial measure” as a numerical measure of historical or future financial performance, financial position, or cash flows that is subject to adjustments that effectively exclude, or include, amounts from the most directly comparable measure calculated and presented in accordance with U.S. GAAP. Non-GAAP financial measures disclosed by the Company are provided as additional information to analysts, investors and other stakeholders in order to provide them with greater transparency about, or an alternative method for assessing the Company’s financial condition or operating results. These measures are not in accordance with, or a substitute for U.S. GAAP, and may be different from or inconsistent with non-GAAP financial measures used by other companies. Whenever the Company refers to a non-GAAP financial measure, it will also define it or present the most directly comparable financial measure calculated and presented in accordance with U.S. GAAP, along with a reconciliation of the differences between the non-GAAP financial measure it references and such comparable U.S. GAAP financial measure.

Legal Notice

This Financial Supplement contains financial, statistical, and business-related information, as well as business and segment trends. The information should be read in conjunction with the Company’s fourth quarter earnings release issued January 28, 2026.

Stifel Financial Corp. Quarterly Financial Supplement | Fourth Quarter and Full Year 2025 Earnings Release	Page 19 of 19